FIRST BANKING CENTER, INC.

                              400 Milwaukee Avenue
                           Burlington, Wisconsin 53105
                                 (414) 763-3581

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 20, 1999

To the Stockholders of First Banking Center, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of First Banking Center, Inc., Burlington, Wisconsin, pursuant to action of the Board of Directors, will be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin, on the 20th day of April, 1999, at 1:30 P.M. for the purpose of considering and voting upon the following matters:

     I.) Proposal I, election of 11 directors as described in the accompanying Proxy Statement.

     II.) Proposal II, to amend the Corporation's Articles of Incorporation to provide for the classification of Directors, as described in the accompanying Proxy Statement.

    III.)  Proposal III,   ratification  of four proposed amendments of the 1994
           Incentive   Stock  Plan,   as  described  in  the accompanying  proxy
           statement.

    IV.) Such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 5, 1999 will be entitled to notice of and to vote at the Annual Meeting of April 20, 1999, or any adjournment(s) thereof.

John S. Smith
Secretary

Burlington, Wisconsin
March 19, 1999

YOU ARE REQUESTED TO PLEASE FILL IN, SIGN, DATE AND RETURN THE PROXY SUBMITTED HEREWITH IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                           FIRST BANKING CENTER, INC.
                              Burlington, Wisconsin
                            PROXY FOR ANNUAL MEETING
 This Proxy is Solicited by the Board of Directors of First Banking Center, Inc.
                     For The Annual Meeting of Stockholders
                                 April 20, 1999

The undersigned hereby constitutes and appoints Dr. Mary Jane Oestmann and John Sorenson, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of First Banking Center, Inc. to be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin on April 20, 1999 at 1:30 P.M., or at any adjournment(s) thereof, the shares of stock which the undersigned would be entitled to vote at that meeting and at any adjournment(s) thereof, as indicated below. The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

     I.)   ELECTION OF DIRECTORS
           The eleven persons listed below have been nominated for election as directors as discussed in the Proxy Statement dated March 19, 1999 attached hereto:

                Keith Blumer             David Boilini          Brantly Chappell
                John M. Ernster          Daniel T. Jacobson     Thomas Laken Jr.
                Richard McKinney         Patrick Sebranek       John   S.  Smith
                Charles R. Wellington    Melvin W. Wendt


           ( )   ELECT AS DIRECTORS THE ELEVEN NOMINEES LISTED ABOVE

           ( )   WITHHOLD AUTHORITY TO VOTE FOR THE ELEVEN NOMINEES LISTED ABOVE

           ( ) WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THIS BOX AND DRAW A LINE THROUGH THAT NOMINEE'S NAME ABOVE)

    II.) PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF BOARD OF DIRECTORS

           ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

   III.)   AMENDMENTS OF THE 1994 INCENTIVE STOCK PLAN.

           1. Proposed Amendment 1: Ratification of amendment of Section 7.2 of the Plan, providing for annual grant to non-employee directors of nonqualified stock options to purchase 500 shares of Common Stock of the Corporation and to provide that options may be exercised during a period of ten years from the date of grant.

           ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

           2. Proposed Amendment 2: Ratification of amendment of Section 7.5 of the Plan, providing that options may be exercised during a ten-year period from the date of grant.

           ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

           3. Proposed Amendment 3: Ratification of amendment of Section 8 of the Plan, providing that shares of Common Stock acquired upon exercising an option may be sold at the later of two years from the date of grant or one year from the date of exercise of an option.

           ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

           4.  Proposed Amendment 4: Ratification of amending the plan by adding
               Section 17, providing for accelerated vesting and immediate exercise of outstanding options in the event of a change in control of the Corporation.

           ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ELEVEN PERSONS LISTED ABOVE AND FOR THE RATIFICATION OF PROPOSALS II AND III.

If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE 11 PERSONS LISTED ABOVE AND FOR ADOPTION OF PROPOSALS II AND III.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement both dated March 19, 1999 and enclosed herewith.

         Dated _______________________, 1999


                                    --------------------------------------------


                                    --------------------------------------------


                                    --------------------------------------------
                                                     Signature of Stockholder(s)


                                    Number  of  shares  ________________________
                                    (Please sign your name exactly as it appears
                                    on  the  Proxy.   In  signing  as  Executor,
                                    Administrator,    Personal   Representative,
                                    Guardian, Guardian, or Attorney, please add your title as such. All joint owners should sign).